Exhibit 10.1
AMENDMENT NO. 2 TO
CREDIT AGREEMENT

Dated as of December 7, 2012
AMENDMENT NO. 2 TO CREDIT AGREEMENT among MSG Holdings, L.P. (f/k/a Madison Square Garden, L.P.), a Delaware limited partnership (the “Company”), certain of the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Required Lenders”) and JPMorgan Chase Bank, National Association, as administrative agent (the “Agent”) for the Lenders under the Credit Agreement.
PRELIMINARY STATEMENTS:
(1)    The Company, certain subsidiaries of the Company (the “Guarantors”), the lenders party thereto and the Agent entered into a Credit Agreement dated as of January 28, 2010 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this amendment (this “Amendment”) have the same meanings as specified in the Credit Agreement.
(2)    The Company desires to amend certain provisions of the Credit Agreement as set forth in this Amendment.
(3)    The Required Lenders are, on the terms and subject to the conditions stated below, willing to grant the request of the Company, and the Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is amended to include the following definition:
“Amendment No. 2” means the Amendment to Credit Agreement, dated as of December 7, 2012 among the Company, the Required Lenders (as of the date thereof), and the Administrative Agent.
(b)    Section 6.05 of the Credit Agreement is amended by (i) deleting the words “except for minor defaults which, if continued unremedied, are not likely to have a Material Adverse Effect” at the end of the clause, and (ii) replacing with “except for such violations or defaults which, singly or in the aggregate, are not likely to have a Material Adverse Effect”.

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SECTION 2. Conditions to Effectiveness. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement, and shall become effective as of the date first above written (the “Amendment Effective Date”), upon, and only upon, the satisfaction of each of the following conditions precedent in a manner satisfactory to the Agent:

(a)Amendment. On or before the Amendment Effective Date, the Agent shall have received (i) counterparts of this Amendment executed by the Company and the Required Lenders and (ii) the consent attached hereto executed by each Guarantor.

(b)Representations and Warranties. Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, unless such representation or warranty is made as of an earlier specified date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(c)No Default or Event of Default shall exist or have occurred and be continuing.

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

(a)The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

(b)No Default or Event of Default exists or has occurred and is continuing as of the Amendment Effective Date.

(c)This Amendment and each other agreement, if any, to be executed and delivered by the Company in connection herewith (collectively, together with this Amendment, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of the Company and, if necessary, its respective equity holders, and is in full force and effect as of the date hereof, and the agreements and obligations of the Company contained herein and therein constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)The execution, delivery and performance of each Amendment Document (i) are all within the Company's corporate powers and (ii) do not violate any Law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Material Adverse Effect), or any provision of any of the Company's partnership agreements, charters or by‑laws, certificate of limited partnership, or other organizational

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documents presently in effect, or any indenture, agreement or undertaking to which the Company is a party or by which the Company is bound.

(e)All of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 5. Costs, Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of the Amendment Documents (including, without limitation, the reasonable fees and expenses of legal counsel for the Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MSG HOLDINGS, L.P.,
as Company

By: MSG EDEN CORPORATION, as its General Partner

By:     /s/ Robert J. Lynn
Name:    Robert J. Lynn
Title:    SVP & Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION.,
as Agent and as a Lender

By:     /s/ John Kowalczuk
Name:
Title:

[Amendment Signature Page ]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Gail F. Scannell
Name:    Gail F. Scannell
Title:    Senior Vice President

[Amendment Signature Page ]

UBS LOAN FINANCE LLC,
as a Lender

By: /s/ Joselin Fermandes
Name:    Joselin Fermandes
Title:    Associate Director

By: /s/ Kenneth Chin
Name:    Kenneth Chin
Title:    Director

[Amendment Signature Page ]

SUNTRUST BANK,
as a Lender

By: /s/ Andrew Cozewith
Name:    Andrew Cozewith
Title:    Director

[Amendment Signature Page ]

The Royal Bank of Scotland plc,
as a Lender

By: /s/ Matthew Pennachio
Name:    Matthew Pennachio
Title:    Authorized Signatory

[Amendment Signature Page ]

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Daniel Sweeney
Name:    Daniel Sweeney
Title:    Authorized Signatory

[Amendment Signature Page ]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title:    Authorized Signatory

[Amendment Signature Page ]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By: /s/ Judith E. Smith
Name:    Judith E. Smith
Title:    Managing Director

By: /s/ Michael D'Onofrio
Name:    Michael D'Onofrio
Title:    Associate

[Amendment Signature Page ]

CITIBANK, N.A.,
as a Lender

By: /s/ Keith Lukasavich
Name:    Keith Lukasavich
Title:    Vice President

[Amendment Signature Page ]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Eric Ridgway
Name:    Eric Ridgway
Title:    Vice President

[Amendment Signature Page ]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Ronnie Glenn
Name:    Ronnie Glenn
Title:    Vice President

[Amendment Signature Page ]

CONSENT
Dated as of December 7, 2012

Each of the undersigned, as (i) a Guarantor under Article IV of the Credit Agreement referred to in the foregoing Amendment (the “Guarantee”), among the Company, the Guarantors party thereto and JPMorgan Chase Bank, National Association, as the administrative agent (the “Agent”) and (ii) a Grantor under the Security Agreement dated as of January 28, 2010 (the “Security Agreement”), among the Grantors party thereto and the Agent, in each case in favor of the Agent for its benefit and the benefit of the Lenders party to the Credit Agreement, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guarantee and in the Security Agreement, respectively, to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (as defined in the Credit Agreement).

[Signature Pages Follow]

FUSE HOLDINGS LLC,
FUSE NETWORKS LLC,
FUSE PROGRAMMING INC.,
GARDEN PROGRAMMING, L.L.C,
MADISON SQUARE GARDEN CT, LLC,
MSG BOSTON THEATRICAL, L.L.C.,
MSG CHICAGO LLC,
MSG FORUM, LLC,
MSG HOLDINGS MUSIC, LLC,
MSG NATIONAL PROPERTIES LLC,
MSG PUBLISHING, LLC,
MSG REALTY, LLC,
MSG SONGS, LLC,
MSG VAUDEVILLE, LLC,
MSG WINTER PRODUCTIONS, LLC,
RADIO CITY PRODUCTIONS LLC,
SPORTSCHANNEL ASSOCIATES,
THE 31ST STREET COMPANY, LLC, and
THE GRAND TOUR, LLC,
as Guarantors

By: MSG EDEN CORPORATION, as the General Partner of MSG Holdings, L.P.

By: /s/ Robert J. Lynn
Name: Robert J. Lynn
Title:    SVP & Treasurer

FUSE PROGRAMMING INC.,
As Guarantor

By: /s/ Robert J. Lynn
Name: Robert J. Lynn
Title:    SVP & Treasurer